Exhibit 99.1

Press Release: For Immediate Release

INVESTORS:	MEDIA:
Trent Kruse	Jeffery Olson
(717) 975-3710	(717) 975-5718
investor@riteaid.com	Jeffery.Olson@riteaid.com

Rite Aid Corporation Reports Fiscal 2022 Third Quarter Results

•	Revenues from Continuing Operations Increased 1.8 Percent to $6.23 Billion Compared to Prior Year Third Quarter Revenues from Continuing Operations of $6.12 Billion

•	Third Quarter Net Loss from Continuing Operations of $36.1 Million or $0.67 Per Share, Compared to the Prior Year Third Quarter Net Income of $4.3 Million or $0.08 Per Share

•	Third Quarter Adjusted Net Income from Continuing Operations of $8.2 Million or $0.15 Per Share, Compared to the Prior Year Third Quarter Adjusted Net Income of $21.6 Million or $0.40 Per Share

•	Third Quarter Adjusted EBITDA from Continuing Operations Increased 12.7 Percent to $154.8 Million, Compared to the Prior Year Third Quarter Adjusted EBITDA of $137.4 Million

•	Rite Aid Raises Adjusted EBITDA Guidance for Fiscal 2022

•	Company Announces Rebate Aggregation Agreement between Elixir and Prime Therapeutics

•	Company Announces Store Closure Plan to Reduce Costs and Improve Profitability

CAMP HILL, Pa. (December 21, 2021) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended November 27, 2021.

For the third quarter, the company reported net loss from continuing operations of $36.1 million, or $0.67 loss per share, Adjusted net income from continuing operations of $8.2 million, or $0.15 income per share, and Adjusted EBITDA from continuing operations of $154.8 million, or 2.5 percent of revenues.

“We delivered a solid quarter as we grew Adjusted EBITDA by 12.7 percent versus last year,” said Heyward Donigan, president and chief executive officer, Rite Aid. “Despite challenges in the labor market, our pharmacists and store teams were able to meet the unprecedented volumes for COVID and flu immunizations, COVID testing and other clinical services, which clearly demonstrates our Lean work to free up capacity is paying off.”

“We have also taken steps to drive increased value for all of Elixir’s PBM clients by entering into a new rebate aggregation agreement with Prime Therapeutics. In addition to the benefit to clients, this partnership will enable Elixir to be more competitive in the marketplace and improve profit margins.”

“Today, we also announced the first phase of a store closure program to reduce costs, drive improved profitability and ensure that we have a healthy foundation to grow from, with the right stores in the right locations, for the communities we serve and for our business. We have identified an initial 63 stores for closure that is expected to provide an annual EBITDA benefit of approximately $25 million.”

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Rite Aid FY 2022 Q3 Press Release - page 2

“We are encouraged by our recent momentum and expect to deliver a significant increase in our fourth quarter Adjusted EBITDA results compared to last year. As a result, we are raising our guidance for Adjusted EBITDA for Fiscal 2022.”

“Finally, I want to thank each and every one of our associates for everything they do. It is my greatest privilege to work alongside such a tremendous team, and I am forever grateful for their passion and commitment to our company, our customers and each other.”

Consolidated Third Quarter Summary

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 27, 2021	November 28, 2020	November 27, 2021	November 28, 2020
Revenues from continuing operations	$6,228,880	$6,117,038	$18,502,865	$18,126,384
Net (loss) income from continuing operations	(36,058)	4,324	(149,416)	(81,575)
Adjusted EBITDA from continuing operations	154,793	137,405	399,830	396,400

Revenues from continuing operations for the quarter were $6.23 billion compared to revenues from continuing operations of $6.12 billion in the prior year’s quarter. The 1.8 percent increase in revenues was driven by growth at the Retail Pharmacy Segment, partially offset by a decline at the Pharmacy Services Segment.

Net loss from continuing operations was $36.1 million, or $0.67 per share, compared to last year’s third quarter net income from continuing operations of $4.3 million, or $0.08 per share. The increase in net loss is due primarily to higher facility exit and impairment charges driven by the Company’s store closure decisions. Other variance drivers include a LIFO charge in the current quarter compared to a LIFO credit in the prior year third quarter and a lower gain on the sale of assets. These items were partially offset by an increase in Adjusted EBITDA and lower depreciation and amortization expense.

Retail Pharmacy Segment

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 27, 2021	November 28, 2020	November 27, 2021	November 28, 2020
Revenues from continuing operations	$4,432,508	$4,109,592	$13,061,408	$12,250,775
Adjusted EBITDA from continuing operations	125,931	88,557	290,214	273,879

Retail Pharmacy Segment revenues from continuing operations increased 7.9 percent over the prior year quarter, driven by an increase in same store sales and the inclusion of Bartell’s results this quarter. Same store sales from continuing operations for the third quarter increased 4.4 percent over the prior year period, consisting of a 5.9 percent increase in pharmacy sales and a 0.4 percent increase in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 1.0 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 7.9 percent over the prior year period. In addition to the benefit from 4 million COVID-19 vaccinations, maintenance prescriptions increased 1.7 percent while other acute prescriptions increased 3.9 percent on a same store basis when excluding COVID-19, flu and all other ancillary vaccinations. Prescription sales from continuing operations accounted for 71.1 percent of total drugstore sales. Total store count at the end of the third quarter was 2,488.

Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $125.9 million, or 2.8 percent of revenues, for the third quarter compared to last year’s third quarter Adjusted EBITDA from continuing operations of $88.6 million, or 2.2 percent of revenues. The increase in Adjusted EBITDA was due to increased gross profit, partially offset by an increase in selling, general and administrative (SG&A) expenses. Gross profit benefited from higher pharmacy same store sales, including immunizations, partially offset by pharmacy reimbursement rate pressures that were not fully offset by generic drug cost reductions and an increase in front-end gross profit resulting from higher front-end same store sales and a reduction in markdowns. SG&A expenses were negatively impacted by incremental payroll costs to support COVID immunizations, increases in bonus expense for store, field and corporate associates, increases in workers compensation costs and cycling the benefit from the prior year change to modernize our associate PTO plans.

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Rite Aid FY 2022 Q3 Press Release - page 3

Pharmacy Services Segment

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 27, 2021	November 28, 2020	November 27, 2021	November 28, 2020
Revenues from continuing operations	$1,858,830	$2,084,402	$5,629,325	$6,100,026
Adjusted EBITDA from continuing operations	28,862	48,848	109,616	122,521

Pharmacy Services Segment revenues were $1.9 billion for the quarter, a decrease of 10.8 percent compared to the prior year quarter. The decrease in revenues was primarily the result of a planned decrease in Elixir Insurance membership and a previously announced client loss.

Pharmacy Services Segment Adjusted EBITDA from continuing operations was $28.9 million, or 1.6 percent of revenues, for the third quarter compared to last year’s third quarter Adjusted EBITDA from continuing operations of $48.8 million, or 2.3 percent of revenues. Gross profit dollars were negatively impacted from the decline in revenues, a reduction in rebates and an increase in the Medical Loss Ratio at Elixir Insurance. SG&A expenses improved due to reduced payroll and a reduction in broker commissions.

Retail Store Base Assessment

Rite Aid is conducting a rigorous assessment of its store base and has implemented a store closure program. The program’s primary focus is to reduce costs, drive improved profitability and ensure that Rite Aid has a healthy foundation to grow from, with the right stores in the right locations, for the communities it serves and for its business.

As a result of this ongoing review, Rite Aid identified 63 stores for closure that is expected to provide an annual EBITDA benefit of approximately $25 million. The closures began this past November. Associates impacted by these store closures are being offered the opportunity to transfer to another store. The review work will continue, and the Company anticipates the number of closures to increase as it finalizes the review over the next several months.

Outlook for Fiscal 2022

As a result of the momentum in the third quarter, and an anticipated increase in demand for COVID-19 vaccines and testing versus prior expectations, Rite Aid Corporation is raising its fiscal 2022 Adjusted EBITDA guidance.

Total revenues are expected to be between $24.4 billion and $24.7 billion in fiscal 2022. Pharmacy Services Segment revenue is expected to be between $7.1 billion and $7.2 billion (net of any intercompany revenues to the Retail Pharmacy Segment).

Net loss is expected to be between $230 million and $189 million.

Adjusted EBITDA is expected to be between $500 million and $520 million.

Adjusted net loss per share is expected to be between $0.49 and $0.04.

Capital expenditures are expected to be approximately $275 million.

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Rite Aid FY 2022 Q3 Press Release - page 4

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on Tuesday, Dec. 21, 2021 and ending at 11:59 p.m. Eastern Time on Jan. 21, 2022. To access the replay of the call, telephone (800) 585-8367 or (416) 621-4642 and enter the seven-digit reservation number 1787289. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,400 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2022; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; Rite Aid’s store closure program; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the prolonged impact of the COVID-19 global pandemic and the emerging new variants, including the government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our store closure program and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation, including related to Opioids, “usual and customary” pricing or other matters; our ability to monetize the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

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Rite Aid FY 2022 Q3 Press Release - page 5

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2022 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 and emerging new variants and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, and the loss on Bartell acquisition. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, and the loss on Bartell acquisition). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlements and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	November 27, 2021	February 27, 2021
ASSETS
Current assets:
Cash and cash equivalents	$155,289	$160,902
Accounts receivable, net	1,844,234	1,462,441
Inventories, net of LIFO reserve of $486,759 and $485,859	1,949,841	1,864,890
Prepaid expenses and other current assets	106,666	106,941
Total current assets	4,056,030	3,595,174
Property, plant and equipment, net	1,014,662	1,080,499
Operating lease right-of-use assets	2,915,748	3,064,077
Goodwill	1,108,136	1,108,136
Other intangibles, net	307,345	340,519
Deferred tax assets	14,964	14,964
Other assets	82,239	132,035
Total assets	$9,499,124	$9,335,404

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$6,119	$6,409
Accounts payable	1,547,770	1,437,421
Accrued salaries, wages and other current liabilities	873,201	642,364
Current portion of operating lease liabilities	522,272	516,752
Total current liabilities	2,949,362	2,602,946
Long-term debt, less current maturities	3,167,060	3,063,087
Long-term operating lease liabilities	2,692,669	2,829,293
Lease financing obligations, less current maturities	15,270	16,711
Other noncurrent liabilities	202,734	208,213
Total liabilities	9,027,095	8,720,250

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	55,761	55,143
Additional paid-in capital	5,902,445	5,897,168
Accumulated deficit	(5,462,519)	(5,313,103)
Accumulated other comprehensive loss	(23,658)	(24,054)
Total stockholders' equity	472,029	615,154
Total liabilities and stockholders' equity	$9,499,124	$9,335,404

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
Revenues	$6,228,880	$6,117,038
Costs and expenses:
Cost of revenues	4,894,497	4,913,939
Selling, general and administrative expenses	1,276,920	1,156,355
Facility exit and impairment charges	47,455	7,453
Interest expense	47,794	50,835
Gain on sale of assets, net	(5,899)	(16,305)
Loss on Bartell acquisition	5,346	-

	6,266,113	6,112,277

(Loss) income from continuing operations before income taxes	(37,233)	4,761
Income tax (benefit) expense	(1,175)	437
Net (loss) income from continuing operations	(36,058)	4,324
Net income from discontinued operations, net of tax	-	-
Net (loss) income	$(36,058)	$4,324

Basic and diluted (loss) income per share:

Numerator for (loss) income per share:
Net (loss) income from continuing operations attributable to common stockholders - basic and diluted	$(36,058)	$4,324
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	-
(Loss) income attributable to common stockholders - basic and diluted	$(36,058)	$4,324

Denominator:
Basic weighted average shares	54,168	53,744
Outstanding options and restricted shares, net	-	335
Diluted weighted average shares	54,168	54,079

Basic and diluted (loss) income per share
Continuing operations	$(0.67)	$0.08
Discontinued operations	$-	$-
Net basic and diluted (loss) income per share	$(0.67)	$0.08

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
Revenues	$18,502,865	$18,126,384
Costs and expenses:
Cost of revenues	14,637,683	14,564,621
Selling, general and administrative expenses	3,790,035	3,469,644
Facility exit and impairment charges	67,639	22,734
Intangible asset impairment charges	-	29,852
Interest expense	145,507	151,389
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Gain on sale of assets, net	(79)	(17,473)
Loss on Bartell acquisition	5,346	-

	18,649,366	18,215,493

Loss from continuing operations before income taxes	(146,501)	(89,109)
Income tax expense (benefit)	2,915	(7,534)
Net loss from continuing operations	(149,416)	(81,575)
Net income from discontinued operations, net of tax	-	9,161
Net loss	$(149,416)	$(72,414)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(149,416)	$(81,575)
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	9,161
Loss attributable to common stockholders - basic and diluted	$(149,416)	$(72,414)

Denominator:
Basic and diluted weighted average shares	54,004	53,600

Basic and diluted loss per share
Continuing operations	$(2.77)	$(1.52)
Discontinued operations	$-	$0.17
Net basic and diluted loss per share	$(2.77)	$(1.35)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
OPERATING ACTIVITIES:
Net (loss) income	$(36,058)	$4,324
Net income from discontinued operations, net of tax	-	-
Net (loss) income from continuing operations	$(36,058)	$4,324
Adjustments to reconcile to net cash (used in) provided by operating activities of continuing operations:
Depreciation and amortization	72,973	83,336
Facility exit and impairment charges	47,455	7,453
LIFO charge (credit)	8,886	(9,487)
Gain on sale of assets, net	(5,899)	(16,305)
Loss on Bartell acquisition	5,346	-
Stock-based compensation expense	217	2,867
Changes in deferred taxes	(1,602)	-
Changes in operating assets and liabilities:
Accounts receivable	(185,224)	128,777
Inventories	(68,054)	(24,005)
Accounts payable	38,112	(488)
Operating lease right-of-use assets and operating lease liabilities	(7,208)	(6,826)
Other assets	9,761	(4,248)
Other liabilities	118,257	57,351
Net cash (used in) provided by operating activities of continuing operations	(3,038)	222,749
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(39,645)	(64,304)
Intangible assets acquired	(9,810)	(6,131)
Proceeds from dispositions of assets and investments	3,145	3,176
Proceeds from sale-leaseback transactions	25,605	80,551
Net cash (used in) provided by investing activities of continuing operations	(20,705)	13,292
FINANCING ACTIVITIES:
Net proceeds from (payments to) revolver	50,000	(309,000)
Principal payments on long-term debt	(1,032)	(1,194)
Change in zero balance cash accounts	(14,243)	32,374
Payments for taxes related to net share settlement of equity awards	(131)	(64)
Deferred financing costs paid	(2,126)	(74)
Net cash provided by (used in) financing activities of continuing operations	32,468	(277,958)
Increase (decrease) in cash and cash equivalents	8,725	(41,917)
Cash and cash equivalents, beginning of period	146,564	92,730
Cash and cash equivalents, end of period	$155,289	$50,813

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
OPERATING ACTIVITIES:
Net loss	$(149,416)	$(72,414)
Net income from discontinued operations, net of tax	-	9,161
Net loss from continuing operations	$(149,416)	$(81,575)
Adjustments to reconcile to net cash provided by (used in) operating activities of continuing operations:
Depreciation and amortization	222,691	249,556
Facility exit and impairment charges	67,639	22,734
Intangible asset impairment charges	-	29,852
LIFO charge (credit)	900	(30,303)
Gain on sale of assets, net	(79)	(17,473)
Loss on Bartell acquisition	5,346	-
Stock-based compensation expense	8,820	8,677
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Changes in deferred taxes	(1,602)	-
Changes in operating assets and liabilities:
Accounts receivable	(398,079)	(507,778)
Inventories	(87,150)	(19,532)
Accounts payable	129,436	1,460
Operating lease right-of-use assets and operating lease liabilities	(19,517)	(25,319)
Other assets	34,946	75,265
Other liabilities	219,390	45,867
Net cash provided by (used in) operating activities of continuing operations	36,560	(253,843)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(145,001)	(127,389)
Intangible assets acquired	(24,289)	(28,703)
Proceeds from insured loss	10,436	12,500
Proceeds from dispositions of assets and investments	7,821	9,086
Proceeds from sale-leaseback transactions	39,790	89,012
Net cash used in investing activities of continuing operations	(111,243)	(45,494)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	350,000	849,918
Net proceeds from revolver	300,000	341,000
Principal payments on long-term debt	(544,020)	(1,057,376)
Change in zero balance cash accounts	(15,087)	5,545
Financing fees paid for early debt redemption	(833)	(2,399)
Payments for taxes related to net share settlement of equity awards	(2,352)	(2,165)
Deferred financing costs paid	(18,638)	(14,674)
Net cash provided by financing activities of continuing operations	69,070	119,849
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	(82,189)
Investing activities of discontinued operations	-	94,310
Net cash provided by discontinued operations	-	12,121
Decrease in cash and cash equivalents	(5,613)	(167,367)
Cash and cash equivalents, beginning of period	160,902	218,180
Cash and cash equivalents, end of period	$155,289	$50,813

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
Retail Pharmacy Segment
Revenues from continuing operations (a)	$4,432,508	$4,109,592
Cost of revenues from continuing operations (a)	3,199,271	3,029,884
Gross profit from continuing operations	1,233,237	1,079,708
LIFO charge (credit) from continuing operations	8,886	(9,487)
FIFO gross profit from continuing operations	1,242,123	1,070,221
Adjusted EBITDA gross profit from continuing operations	1,244,637	1,072,547

Gross profit as a percentage of revenues - continuing operations	27.82%	26.27%
LIFO charge (credit) as a percentage of revenues - continuing operations	0.20%	-0.23%
FIFO gross profit as a percentage of revenues - continuing operations	28.02%	26.04%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	28.08%	26.10%

Selling, general and administrative expenses from continuing operations	1,185,974	1,067,027
Adjusted EBITDA selling, general and administrative expenses from continuing operations	1,118,706	983,990
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.76%	25.96%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	25.24%	23.94%

Cash interest expense	44,853	47,500
Non-cash interest expense	2,941	3,335
Total interest expense	47,794	50,835
Interest expense - continuing operations	47,794	50,835
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	125,931	88,557
Adjusted EBITDA as a percentage of revenues - continuing operations	2.84%	2.15%

Pharmacy Services Segment
Revenues (a)	$1,858,830	$2,084,402
Cost of revenues (a)	1,757,684	1,961,011
Gross profit	101,146	123,391

Gross profit as a percentage of revenues	5.44%	5.92%

Adjusted EBITDA	28,862	48,848
Adjusted EBITDA as a percentage of revenues	1.55%	2.34%

(a) - Revenues and cost of revenues include $62,458 and $76,956 of inter-segment activity for the thirteen weeks ended November 27, 2021 and November 28, 2020, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
Retail Pharmacy Segment
Revenues from continuing operations (a)	$13,061,408	$12,250,775
Cost of revenues from continuing operations (a)	9,517,875	9,027,618
Gross profit from continuing operations	3,543,533	3,223,157
LIFO charge (credit) from continuing operations	900	(30,303)
FIFO gross profit from continuing operations	3,544,433	3,192,854
Adjusted EBITDA gross profit from continuing operations	3,551,888	3,227,196

Gross profit as a percentage of revenues - continuing operations	27.13%	26.31%
LIFO charge (credit) as a percentage of revenues - continuing operations	0.01%	-0.25%
FIFO gross profit as a percentage of revenues - continuing operations	27.14%	26.06%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.19%	26.34%

Selling, general and administrative expenses from continuing operations	3,505,365	3,206,078
Adjusted EBITDA selling, general and administrative expenses from continuing operations	3,261,674	2,953,317
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.84%	26.17%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.97%	24.11%

Cash interest expense	136,476	141,635
Non-cash interest expense	9,031	9,754
Total interest expense	145,507	151,389
Interest expense - continuing operations	145,507	151,389
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	290,214	273,879
Adjusted EBITDA as a percentage of revenues - continuing operations	2.22%	2.24%

Pharmacy Services Segment
Revenues (a)	$5,629,325	$6,100,026
Cost of revenues (a)	5,307,676	5,761,420
Gross profit	321,649	338,606

Gross profit as a percentage of revenues	5.71%	5.55%

Adjusted EBITDA	109,616	122,521
Adjusted EBITDA as a percentage of revenues	1.95%	2.01%

(a) -	Revenues and cost of revenues include $187,868 and $224,417 of inter-segment activity for the thirty-nine weeks ended November 27, 2021 and November 28, 2020, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income - continuing operations	$(36,058)	$4,324
Adjustments:
Interest expense	47,794	50,835
Income tax (benefit) expense	(1,175)	437
Depreciation and amortization	72,973	83,336
LIFO charge (credit)	8,886	(9,487)
Facility exit and impairment charges	47,455	7,453
Merger and Acquisition-related costs	3,642	1,136
Stock-based compensation expense	217	2,867
Restructuring-related costs	9,657	12,175
Inventory write-downs related to store closings	86	704
Litigation settlements	2,000	-
Gain on sale of assets, net	(5,899)	(16,305)
Loss on Bartell acquisition	5,346	-
Other	(131)	(70)
Adjusted EBITDA - continuing operations	$154,793	$137,405
Percent of revenues - continuing operations	2.49%	2.25%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(149,416)	$(81,575)
Adjustments:
Interest expense	145,507	151,389
Income tax expense (benefit)	2,915	(7,534)
Depreciation and amortization	222,691	249,556
LIFO charge (credit)	900	(30,303)
Facility exit and impairment charges	67,639	22,734
Intangible asset impairment charges	-	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	12,119	1,136
Stock-based compensation expense	8,820	8,677
Restructuring-related costs	25,173	71,096
Inventory write-downs related to store closings	1,356	2,596
Litigation settlements	50,212	-
Gain on sale of assets, net	(79)	(17,473)
Loss on Bartell acquisition	5,346	-
Other	3,412	1,523
Adjusted EBITDA - continuing operations	$399,830	$396,400
Percent of revenues - continuing operations	2.16%	2.19%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
Net (loss) income from continuing operations	$(36,058)	$4,324
Add back - Income tax (benefit) expense	(1,175)	437
(Loss) income before income taxes - continuing operations	(37,233)	4,761

Adjustments:
Amortization expense	18,780	21,236
LIFO charge (credit)	8,886	(9,487)
Merger and Acquisition-related costs	3,642	1,136
Restructuring-related costs	9,657	12,175
Loss on Bartell acquisition	5,346	-
Litigation settlements	2,000	-

Adjusted income before income taxes - continuing operations	11,078	29,821

Adjusted income tax expense (a)	2,914	8,243
Adjusted net income from continuing operations	$8,164	$21,578

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$8,164	$21,578

Denominator:
Basic weighted average shares	54,168	53,744
Outstanding options and restricted shares, net	541	335
Diluted weighted average shares	54,709	54,079

Net (loss) income from continuing operations per diluted
share - continuing operations	$(0.67)	$0.08

Adjusted net income per diluted share - continuing operations	$0.15	$0.40

(a)	The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended November 27, 2021 and November 28, 2020, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
Net loss from continuing operations	$(149,416)	$(81,575)
Add back - Income tax expense (benefit)	2,915	(7,534)
Loss before income taxes - continuing operations	(146,501)	(89,109)

Adjustments:
Amortization expense	59,193	68,351
LIFO charge (credit)	900	(30,303)
Intangible asset impairment charges	-	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	12,119	1,136
Restructuring-related costs	25,173	71,096
Loss on Bartell acquisition	5,346	-
Litigation settlements	50,212	-

Adjusted income before income taxes - continuing operations	9,677	45,749

Adjusted income tax expense (a)	2,545	12,645
Adjusted net income from continuing operations	$7,132	$33,104

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$7,132	$33,104

Denominator:
Basic weighted average shares	54,004	53,600
Outstanding options and restricted shares, net	998	754
Diluted weighted average shares	55,002	54,354

Net loss from continuing operations per diluted
share - continuing operations	$(2.77)	$(1.52)

Adjusted net income per diluted share - continuing operations	$0.13	$0.61

(a)	The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirty-nine weeks ended November 27, 2021 and November 28, 2020, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended November 27, 2021	Thirteen weeks ended November 28, 2020
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,432,508	$4,109,592
Gross Profit	1,233,237	1,079,708
Addback:
LIFO charge (credit)	8,886	(9,487)
Depreciation and amortization (cost of goods sold portion only)	2,489	1,945
Other	25	381
Adjusted EBITDA gross profit - continuing operations	$1,244,637	$1,072,547
Percent of revenues - continuing operations	28.08%	26.10%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,432,508	$4,109,592
Selling, general and administrative expenses	1,185,974	1,067,027
Less:
Depreciation and amortization (SG&A portion only)	58,087	67,641
Stock-based compensation expense	(174)	2,429
Merger and Acquisition-related costs	3,642	1,136
Restructuring-related costs	3,746	11,605
Litigation settlements	2,000	-
Other	(33)	226
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$1,118,706	$983,990
Percent of revenues - continuing operations	25.24%	23.94%

Adjusted EBITDA - continuing operations	$125,931	$88,557

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 27, 2021	Thirty-nine weeks ended November 28, 2020
Reconciliation of adjusted EBITDA gross profit:
Revenues	$13,061,408	$12,250,775
Gross Profit	3,543,533	3,223,157
Addback:
LIFO charge (credit)	900	(30,303)
Depreciation and amortization (cost of goods sold portion only)	6,536	6,775
Restructuring-related costs - SKU optimization charges	-	25,763
Other	919	1,804
Adjusted EBITDA gross profit - continuing operations	$3,551,888	$3,227,196
Percent of revenues - continuing operations	27.19%	26.34%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$13,061,408	$12,250,775
Selling, general and administrative expenses	3,505,365	3,206,078
Less:
Depreciation and amortization (SG&A portion only)	176,936	199,434
Stock-based compensation expense	8,292	7,785
Merger and Acquisition-related costs	12,119	1,136
Restructuring-related costs	7,951	41,992
Litigation settlements	34,448	-
Other	3,945	2,414
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$3,261,674	$2,953,317
Percent of revenues - continuing operations	24.97%	24.11%

Adjusted EBITDA - continuing operations	$290,214	$273,879

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 26, 2022

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$24,400,000	$24,700,000

Pharmacy Services Segment Revenues	$7,100,000	$7,200,000

Gross Capital Expenditures	$275,000	$275,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(229,500)	$(188,500)
Adjustments:
Interest expense	195,000	195,000
Income tax expense	3,000	-
Depreciation and amortization	302,000	302,000
LIFO charge	5,000	-
Facility exit and impairment charges	105,000	95,000
Loss on debt modifications and retirements, net	3,200	3,200
Merger and Acquisition-related costs	13,000	13,000
Restructuring-related costs	35,000	35,000
Litigation settlements	50,000	50,000
Gain on sale of assets, net	(7,000)	(10,000)
Loss on Bartell acquisition	5,300	5,300
Other	20,000	20,000
Adjusted EBITDA	$500,000	$520,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING FEBRUARY 26, 2022

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(229,500)	$(188,500)
Add back - income tax expense	3,000	-
Loss before income taxes	(226,500)	(188,500)

Adjustments:
Amortization expense	79,000	79,000
LIFO charge	5,000	-
Loss on debt modifications and retirements, net	3,200	3,200
Merger and Acquisition-related costs	13,000	13,000
Restructuring-related costs	35,000	35,000
Loss on Bartell acquisition	5,300	5,300
Litigation settlements	50,000	50,000

Adjusted loss before adjusted income taxes	(36,000)	(3,000)

Adjusted income tax benefit	(9,500)	(800)
Adjusted net loss	$(26,500)	$(2,200)

Diluted adjusted net loss per share	$(0.49)	$(0.04)